                                                                    EXHIBIT 99.1




                          LOAN AND SECURITY AGREEMENT

                                    BETWEEN

                              CLARUS CORPORATION,

                         THE LENDERS SIGNATORY HERETO,
                                  as Lenders,

                   TRANSAMERICA BUSINESS CREDIT CORPORATION
                      as Servicing Agent and Lender, and

                              SILICON VALLEY BANK
                        as Collateral Agent and Lender

                               TABLE OF CONTENTS

1 ACCOUNTING AND OTHER TERMS...................................................   1

2 LOAN AND TERMS OF PAYMENT....................................................   1
     2.1  Credit Extensions....................................................   1
     2.2  Interest Rate; Payments..............................................   1
     2.3  Fees.................................................................   2
     2.4  Additional Costs.....................................................   2
     2.5  Settlement Procedures................................................   2
     2.6  Usury................................................................   3

3 CONDITIONS OF LOANS..........................................................   4
     3.1  Conditions Precedent to Initial Credit Extension.....................   4
     3.2  Conditions Precedent to all Credit Extensions........................   4

4 CREATION OF SECURITY INTEREST................................................   5
     4.1  Grant of Security Interest...........................................   5

5 REPRESENTATIONS AND WARRANTIES...............................................   5
     5.1  Due Organization and Authorization...................................   5
     5.2  Capitalization.......................................................   5
     5.3  Collateral...........................................................   5
     5.4  Litigation...........................................................   5
     5.5  No Material Adverse Change in Financial Statements...................   5
     5.6  Solvency.............................................................   6
     5.7  Regulatory Compliance................................................   6
     5.8  Subsidiaries.........................................................   6
     5.9  Enforceability.......................................................   6
     5.10 No Defaults..........................................................   6
     5.11 Full Disclosure......................................................   6

6 AFFIRMATIVE COVENANTS........................................................   6
     6.1  Government Compliance................................................   6
     6.2  Financial Statements, Reports, Certificates..........................   6
     6.3  Inventory; Returns...................................................   7
     6.4  Taxes................................................................   7
     6.5  Insurance............................................................   7
     6.6  Primary Accounts.....................................................   7
     6.7  Warrants.............................................................   7
     6.8  Registration of Intellectual Property Rights.........................   8
     6.9  Further Assurances...................................................   8

7 NEGATIVE COVENANTS...........................................................   8
     7.1  Dispositions.........................................................   8
     7.2  Changes in Business, Ownership, Management or Business Locations.....   8
     7.3  Mergers or Acquisitions..............................................   8
     7.4  Indebtedness.........................................................   8
     7.5  Encumbrance..........................................................   8
     7.6  Investments; Distributions...........................................   9
     7.7  Transactions with Affiliates.........................................   9

     7.8  Subordinated Debt....................................................   9
     7.9  Compliance...........................................................   9

8 EVENTS OF DEFAULT............................................................   9
     8.1  Payment Default......................................................   9
     8.2  Covenant Default.....................................................   9
     8.3  Material Adverse Change..............................................   9
     8.4  Attachment...........................................................   9
     8.5  Insolvency...........................................................  10
     8.6  Other Agreements.....................................................  10
     8.7  Judgments............................................................  10
     8.8  Misrepresentations...................................................  10

9 LENDERS' RIGHTS AND REMEDIES.................................................  10
     9.1  Rights and Remedies..................................................  10
     9.2  Power of Attorney....................................................  11
     9.3  Accounts Collection..................................................  11
     9.4  Lender Expenses......................................................  11
     9.5  Lenders' Liability for Collateral....................................  11
     9.6  Remedies Cumulative..................................................  11
     9.7  Waivers..............................................................  11

10 SERVICING AGENT AND COLLATERAL AGENT........................................  11
     10.1  Appointment and Authorization.......................................  11
     10.2  Delegation of Duties................................................  12
     10.3  Liability of Agents.................................................  12
     10.4  Reliance by the Agents..............................................  12
     10.5  Notice of Default...................................................  12
     10.6  Credit Decision.....................................................  13
     10.7  Indemnification of the Agents.......................................  13
     10.8  Agent in Individual Capacity........................................  13
     10.9  Successor Agents....................................................  14
     10.10 Collateral Matters..................................................  14

11 NOTICES.....................................................................  14

12 CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER..................................  15

13 GENERAL PROVISIONS..........................................................  15
     13.1  Successors and Assigns..............................................  15
     13.2  Indemnification.....................................................  15
     13.3  Time of Essence.....................................................  16
     13.4  Severability of Provision...........................................  16
     13.5  Amendments in Writing, Integration..................................  16
     13.6  Counterparts........................................................  16
     13.7  Survival............................................................  16
     13.8  Confidentiality.....................................................  16
     13.9  Attorneys' Fees, Costs and Expenses.................................  16

14 DEFINITIONS.................................................................  17
     14.1  Definitions.........................................................  17

       This LOAN AND SECURITY AGREEMENT (this "Agreement") dated December 28, 1999 is among Transamerica Business Credit Corporation (the "Servicing Agent"), for itself, as Lender, and as Agent for Lenders, Silicon Valley Bank, for itself, as Lender, and as Collateral Agent for the Lenders, and the other Lenders signatory hereto, and CLARUS CORPORATION ("Borrower"). This Agreement provides the terms on which the Lenders will lend to Borrower and Borrower will repay the Lenders. The parties agree as follows:

1      ACCOUNTING AND OTHER TERMS
       --------------------------

       Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules provided with the annual financial statements delivered pursuant to Section 6.2 and any other notes and schedules that are part of Borrower's financial statements. The terms "including" and "includes" always mean "including (or includes) without limitation" in this or any Loan Document. Capitalized terms in this Agreement shall have the meanings set forth in Section 13. Unless the context clearly indicates otherwise, the term "Servicing Agent" means Servicing Agent on behalf of the Lenders, and the term "Collateral Agent" means Collateral Agent on behalf of the Lenders. This Agreement shall be construed to impart upon Lenders a duty to act reasonably at all times. The indebtedness created hereunder is evidenced in promissory notes to the lenders executed as of the date hereof.

2      LOAN AND TERMS OF PAYMENT
       -------------------------

2.1    Credit Extensions.  Borrower will pay to the Servicing Agent the unpaid
       -----------------
principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.

2.1.1  Bridge Loan.
       -----------

       (a) Subject to the terms and conditions of this Agreement, and upon receipt of sufficient funds from the other Lenders, the Servicing Agent on behalf of the Lenders will make an advance (a "Bridge Loan Advance"), not exceeding the Committed Bridge Loan, to Borrower on the Closing Date. Bridge Loan Advances, when repaid, may not be reborrowed. On the Bridge Loan Maturity Date, all outstanding Bridge Loan Advances plus all accrued interest and any unpaid fees and other Obligations will be due and payable to the Servicing Agent for the benefit of the Lenders. The Lenders have committed to extending to Borrower the following portions of the Committed Bridge Loan: Transamerica Business Credit Corporation: $3,000,000.00; Silicon Valley Bank: $2,000,000.00; and Sand Hill Capital II, L.P.: $2,000,000.00.

       (b) To obtain a Bridge Loan Advance, Borrower must satisfy the terms and conditions of this Agreement and notify the Servicing Agent (the notice is irrevocable) by facsimile no later than 4:00 p.m. Chicago time 1 Business Day before the day on which the Bridge Loan Advance is to be made. The notice must be in the form of Exhibit B (Payment/Advance Form). The notice must be signed by a Responsible Officer or designee.

       (c) Borrower may prepay the Obligations without penalty upon 1 day's notice to the Servicing Agent; provided however, that the $700,000.00 fee due pursuant to Section 2.3 shall in no event be considered a prepayment penalty.

2.2    Interest Rate; Payments.
       -----------------------

       (a) Interest Rate. The Bridge Loan Advance accrues interest on the outstanding principal balance at a per annum rate 3.00 percentage points above the Prime Rate. After an Event of Default and while such Event of Default is continuing, Obligations with respect to Bridge Loan Advances accrue interest at
5.00 percent above the rate effective immediately before the Event of Default. If Borrower does not repay the Committed Bridge Loan in full by April 30, 2000, the Bridge Loan Advances outstanding will accrue interest at 8 percent above the Prime Rate. The interest rate increases or decreases on the date that the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

       (b) Payments. Interest is payable monthly in arrears by wire transfer on the first day of each month to the Servicing Agent for the benefit of the Lenders, however, if Borrower is delinquent on any payment of principal or any other Obligation (or in the case of interest payments, 2 days delinquent) due pursuant to the Loan Documents, the Collateral Agent, in its sole discretion, may debit any of Borrower's deposit accounts for principal and interest payments or any amounts Borrower owes Lenders, and may, only during the continuation of a delinquency, continue to debit such account(s) as it deems necessary for the satisfaction of the Obligations. The Collateral Agent will notify Borrower and Lenders when it debits Borrower's accounts. These debits are not a set-off. Payments received by the Servicing Agent after 12:00 noon Chicago time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue. Payments due on the Bridge Loan Maturity Date shall be made by wire transfer. After receipt by the Servicing Agent of any payments made pursuant to this Section, the Servicing Agent will promptly pay to the other Lenders such Lenders' pro rata shares of each such payment.

2.3    Fees.  Borrower will pay to the Servicing Agent for the benefit of the
       ----
Lenders:

       (a) Facility Fee. A one-time facility fee for the Committed Bridge Loan equal to $700,000.00. Such amount shall be fully-earned and non-refundable upon the funding of the Bridge Loan Advance and due on or before January 7, 2000, and shall be allocated among the Lenders pro rata based on the percentage of the Committed Bridge Loan a Lender has committed to extend to Borrower; the Servicing Agent shall promptly pay to the other Lenders such Lenders' pro rata shares of such facility fee after the Servicing Agent has received such fee; and

       (b) Lender Expenses. All Lender Expenses (including attorneys' fees and reasonable costs and expenses) incurred through and after the Closing Date when due.

2.4    Additional Costs.  If any law or regulation increases Lenders' costs or
       ----------------
reduces Lenders' income for any loan hereunder, Borrower will pay the increase in cost or reduction in income or additional expense.

2.5    Settlement Procedures.
       ---------------------

       (a) The Servicing Agent may, on behalf of the Lenders, disburse funds to Borrower for Bridge Loan Advances requested by Borrower. Each Lender shall reimburse the Servicing Agent at the time set forth in Section 2.5(b) for all funds disbursed on its behalf by the Servicing Agent, or if the Servicing Agent so requests, each Lender will remit to the Servicing Agent its pro rata share of any Bridge Loan Advance before the Servicing Agent disburses the same to Borrower. If the Servicing Agent elects to require that each Lender make funds available to the Servicing Agent prior to a disbursement by the Servicing Agent to Borrower, the Servicing Agent shall promptly advise each Lender, by 6:00 p.m. (Chicago time) on the Business Day before the day on which the Bridge Loan Advance is to be made, by telephone (but not voicemail) of the amount of such pro rata share of the Bridge Loan Advance requested by Borrower, and, by no later than 10:00 a.m. (Chicago time) of the borrowing date applicable thereto, shall send to each Lender by telecopy a facsimile of the Borrower's Payment/Advance Form requesting such advance, and such Lender shall make available to the Servicing Agent such pro-rata share of such requested Bridge Loan Advance, in same day funds, by wire transfer to the Servicing Agent's account specified in writing to the Lenders by the Servicing Agent prior to 1:00 p.m. (Chicago time), on the borrowing date applicable thereto.

       (b) Unless the Servicing Agent shall have been notified in writing by any Lender prior to the borrowing date that such Lender will not make the amount that would constitute its pro rata share of the borrowing (as referred to in Section 2.1.1 above) on such date available to the Servicing Agent, the Servicing Agent may assume that such Lender has made such amount available to the Servicing Agent on the Business Day immediately following the date of Borrower's submission of the Payment/Advance Form, and the Servicing Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount. If such amount is not made available to the Servicing Agent by 1:00 p.m. (Chicago time) on such date, such Lender shall pay to the Servicing Agent, on demand, in addition to such pro rata share of such borrowing, an amount equal to the product of (i) the daily average Federal Funds Effective Rate during such period, times (ii) the amount of such pro rata share of such borrowing, times (iii) a fraction the numerator of which is the number of days that elapse from and including such date to the date on which such pro rata share of such borrowing shall have become immediately available to the Servicing Agent and the denominator of which is 360. A certificate of the Servicing Agent submitted to any Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. If such pro rata share of such borrowing is not made available to the Servicing Agent by such Lender by 1:00 p.m. (Chicago time) on the third Business Day after such date, the Servicing Agent shall be entitled to recover, on demand, from the Borrower, such amount with interest thereon at the rate per annum applicable to Bridge Loan Advance hereunder. For purposes of this Section, any amounts received by the Servicing Agent on any Business Day after 1:00 p.m. (Chicago time) shall be deemed to be received by the Servicing Agent on the immediately succeeding Business Day.

       (c) The Servicing Agent shall maintain an account on its books in the name of Borrower (the "Loan Account"). All Credit Extensions made by the Lenders to Borrower or for Borrower's account and all other monetary Obligations will be charged to the Loan Account. All amounts received by Servicing Agent from Borrower or for Borrower's account will be credited to the Loan Account for the account of each Lender. The Servicing Agent will send Borrower a monthly statement reflecting the activity in the Loan Account, and each such monthly statement shall be an account stated between Borrower and Servicing Agent for the benefit of each of the Lenders and shall be final conclusive and binding absent manifest error.

       (d) The Servicing Agent will promptly pay to the other Lenders such Lenders' pro rata shares of any principal payment and of any payment of any other Obligations after such payments are received by the Servicing Agent from Borrower. For purposes of this subsection, "promptly" means by 4:00 p.m. Chicago time of the same Business Day for amounts the Servicing Agent receives by 10:00 a.m. Chicago time, and by 12:00 p.m. Chicago time on the immediately succeeding Business Day for amounts the Servicing Agent receives after 10:00 a.m. Chicago time. For any amounts that the Servicing Agent does not make payments owing under this subsection promptly to the other Lenders, the other Lenders shall be entitled to receive, on demand, from the Servicing Agent, in addition to such payments, an amount equal to the product of (i) the daily average Federal Funds Effective Rate during such period, times (ii) the amount of such payments due from Servicing Agent to such other Lender, times (iii) a fraction the numerator of which is the number of days that elapse from and including the date on which prompt payment is due from the Servicing Agent to the date on which the Servicing Agent shall have made such payment in immediately-available funds to such other Lender and the denominator of which is
360. Notwithstanding the foregoing, if the Servicing Agent does not make payments owing under this subsection to the other Lenders within three Business Days after prompt payment is due, the other Lenders shall be entitled to recover, on demand, from the Servicing Agent, the amount of such payment with interest thereon at the rate per annum applicable to Bridge Loan Advance hereunder.

2.6    Usury.  In no event shall the amount of interest due or payable on any
       -----
Obligation, when aggregated with all amounts payable by Borrower under any of the Loan Documents that are deemed or construed to be interest, exceed the maximum rate of interest allowed by Applicable Law and, in the event any such payment is paid by Borrower or received by any of the Lenders, then such excess sum shall be credited as a payment of principal, unless Borrower, shall notify the Servicing Agent in writing that it elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that Borrower not pay, and the Lenders not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by Borrower under applicable law.

3      CONDITIONS OF LOANS
       -------------------

3.1    Conditions Precedent to Initial Credit Extension.  Lenders'
       ------------------------------------------------
obligation to make the initial Credit Extension is subject to the condition precedent that Lenders receive the agreements, documents and fees Lenders require. The items Lenders require include, without limitation, the following, in form and substance satisfactory to Lenders:

               (a) this Agreement;

               (b) warrants, issued by Borrower to Lenders, to purchase, in the aggregate, 30,000 shares of Borrower's Common Stock, par value $.0001 per share, in form and substance satisfactory to Lenders;

               (c) a certified copy of Borrower's articles of incorporation and any amendments thereto, Borrower's bylaws, and a resolution authorizing the execution and delivery of this Agreement and the issuance of the warrants;

               (d) a certificate of good standing from the Delaware Secretary of State;

               (e) an opinion of counsel for Borrower in form and substance satisfactory to Lenders;

               (f) a valid and perfected priority lien and security interest in all assets of Borrower and all of Borrower's Subsidiaries, including an Intellectual Property Security Agreement and financing statements (Forms UCC-1) naming the Borrower as Debtor and the Collateral Agent for the benefit of each of the Lenders as secured party;

               (g) a pro-forma invoice signed by Borrower for payment of the fees and Lender Expenses specified in Section 2.3 hereof (with such fees and Lender Expenses to be paid on or before January 7, 2000);

               (h) resolutions of the Guarantors authorizing the guaranty of the Obligations;

               (i) an Assumption Agreement executed by the Guarantors;

               (i) certificate of insurance with an acceptable endorsement identifying the Collateral Agent, for the benefit of the Lenders, as loss payee;

               (j) a Stock Pledge Agreement from Borrower, pledging Borrower's stock in the Guarantors;

               (k) a Stock Power relating to the pledged stock;

               (l) such consents and other documents, and completion of such other matters, as Lenders may reasonably deem necessary or appropriate.

3.2    Conditions Precedent to all Credit Extensions.  Lenders' obligation to
       ---------------------------------------------
make each Credit Extension, including the initial Credit Extension, is subject to the following:

       (a)  timely receipt of any Payment/Advance Form by the Servicing Agent;
and

       (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties in Section 5 remain true.

4      CREATION OF SECURITY INTEREST
       -----------------------------

4.1    Grant of Security Interest.  Borrower grants to the Collateral Agent and
       --------------------------
the Lenders a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. The Servicing Agent, the Collateral Agent and Lenders may place a "hold" on any deposit account pledged as Collateral, if a Default exists and is continuing.
If this Agreement is terminated, the Collateral Agent's and Lenders' lien and security interest in the Collateral will continue until Borrower fully satisfies its Obligations.

5      REPRESENTATIONS AND WARRANTIES
       ------------------------------

       Borrower represents and warrants to Lenders as follows:

5.1    Due Organization and Authorization.  Borrower and each Subsidiary is
       ----------------------------------
duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified. Borrower has the requisite corporate power to execute, deliver, and perform each of its obligations under each of the Loan Documents. The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could cause a Material Adverse Change.

5.2    Capitalization.
       --------------

       As of the date hereof and before giving effect to the transactions contemplated hereby, Borrower has a total of 30,000,000 shares of authorized capital stock, consisting of (i) 25,000,000 shares of common stock, par value $.0001 per share, of which 11,502,782 shares are issued and outstanding as of December 23, 1999, and (ii) 5,000,000 shares of Preferred Stock, of which no shares are issued and outstanding. All shares which may be issued upon the exercise of the purchase right represented by any warrant to be issued by Borrower to any of the Lenders pursuant to this Agreement, and all securities, if any, issuable upon conversion of such shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances, except for the restrictions on transfer provided for in the applicable warrant or under applicable federal and state securities laws.

5.3    Collateral.  Borrower has good title to the Collateral, free of Liens
       ----------
except Permitted Liens. To the best of Borrower's knowledge, all Inventory is in all material respects of good and marketable quality, free from material defects. Except for software licensed from third parties, Borrower is the sole owner of the Intellectual Property, except for non-exclusive licenses granted to its customers in the ordinary course of business. Each Patent is valid and enforceable and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property violates the rights of any third party except to the extent such claim could not reasonably be expected to cause a Material Adverse Change.

5.4    Litigation.  Except as shown in the Schedule, there are no actions or
       ----------
proceedings pending or, to Borrower's knowledge, threatened by or against Borrower or any Subsidiary in which an adverse decision could cause a Material Adverse Change.

5.5    No Material Adverse Change in Financial Statements.  All consolidated
       --------------------------------------------------
financial statements for Borrower and any Subsidiary delivered to Lenders fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Lenders.

5.6    Solvency.  The fair salable value of Borrower's assets (including
       --------
goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.7    Regulatory Compliance.  Borrower is not an "investment company" or a
       ---------------------
company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied with the Federal Fair Labor Standards Act. Borrower has not violated, and there is no actual or threatened conflict with, any laws, statutes, ordinances, standards, rules or regulations relating to Borrower, or Borrower's present or future operations. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted.

5.8    Subsidiaries.  Borrower does not own any stock, partnership interest or
       ------------
other equity securities except for Permitted Investments.

5.9    Enforceability.  This Agreement is, and, when executed and delivered,
       --------------
each other Loan Document will be, the legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

5.10   No Defaults.  Borrower is not in default under any term of any contract,
       -----------
which default could result in a Material Adverse Change.

5.11   Full Disclosure.  No representation, warranty or other statement of
       ---------------
Borrower in any certificate or written statement given to any of the Lenders contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.

6      AFFIRMATIVE COVENANTS
       ---------------------

       Borrower will do all of the following:

6.1    Government Compliance.  Borrower will maintain its and all Subsidiaries'
       ---------------------
corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change.

6.2    Financial Statements, Reports, Certificates.
       -------------------------------------------

       (a) Borrower will deliver to Lenders: (i) as soon as available, but no later than 30 days after the last day of each month, a company-prepared unaudited financial statements consisting of a consolidated balance sheet, an income statement and a cash-flow statement covering Borrower's consolidated operations during the period, in a form acceptable to Lenders and certified by a Responsible Officer; (ii) as soon as available, but no later than 90 days after the end of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Lenders; (iii) within 5 days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission, if any; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more, any order, judgment or decree being entered against Borrower or any of its properties or assets involving a sum, together with the sum of all other orders, judgments or decrees, of $100,000 or more; (v) prompt, and in all events within 10 days after Borrower becomes aware of such circumstance, notice of any material change in the composition of the Intellectual Property, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Lenders or knowledge of an event that materially adversely affects the value of the Intellectual Property; (vi) prompt, and in all events within 10 days after Borrower becomes aware of such circumstance, notice of any actual or prospective change, development or event which has had or could reasonably be expected to have a Material Adverse Change; (vii) prompt, and in all events within 10 days after Borrower becomes aware of such circumstance, notice of the existence and nature of a Default or an Event of Default, stating that such notice is a "Notice of Default"; and (viii) budgets, sales projections, operating plans or other financial information Lenders reasonably request.

       (b) Within 30 days after the last day of each month, Borrower will deliver to Lenders with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit C.

6.3    Inventory; Returns.  Borrower will keep all Inventory in good and
       ------------------
marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors will follow Borrower's customary practices as they exist at the Closing Date. Borrower must promptly notify Lenders of all returns, recoveries, disputes and claims that involve more than $50,000.

6.4    Taxes.  Borrower will make, and cause each Subsidiary to make, timely
       -----
payment of all material federal, state, and local taxes or assessments and will deliver to the Servicing Agent, on demand, appropriate certificates attesting to the payment.

6.5    Insurance.  Borrower will keep its business and the Collateral insured
       ---------
for risks and in amounts, as Lenders request. Insurance policies will be in a form, with companies, and in amounts that are satisfactory to Lenders. All property policies will have a lender's loss payable endorsement showing the Collateral Agent for the benefit of the Lenders as a loss payee and all liability policies will show the Collateral Agent for the benefit of the Lenders as an additional insured and provide that the insurer must give the Collateral Agent at least 30 days notice before canceling its policy. At the Collateral Agent's request, Borrower will deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy will, at the Collateral Agent's option, be payable to the Collateral Agent for the benefit of the Lenders on account of the Obligations.

6.6    Primary Accounts.  Borrower will maintain its primary depository and
       ----------------
operating accounts with Silicon Valley Bank.

6.7    Warrants.  If Borrower does not repay the Committed Bridge Loan and all
       --------
Obligations that have arisen in connection therewith on or before April 30, 2000, Borrower will, at no cost to Lenders issue to Lenders, based on their pro rata share of the outstanding Obligations as of April 30, 2000, additional warrants to purchase, in the aggregate, 1,000 shares of Borrower's Common Stock, par value $.0001 per share, for each day subsequent to April 30, 2000, until Borrower has repaid in full the Committed Bridge Loan and all Obligations that have arisen in connection therewith. Each additional warrant issued hereunder shall be in form and substance satisfactory to Lenders and shall be in kind and tenor similar to the warrant issued by Borrower to Lenders on the date hereof. The exercise price per share of the warrants issued pursuant to this Section will be the price equal to the average of the closing prices of Borrower's Common Stock on the 5 trading days immediately preceding April 30, 2000.

6.8    Registration of Intellectual Property Rights.  Borrower will register
       --------------------------------------------
with the United States Copyright Office any software material to the business of Borrower it has, develops or acquires, including those in Exhibit A to the Intellectual Property Security Agreement, on or before April 1, 2000, with expedited processing requested, and additional software rights developed or acquired, including significant revisions, additions or improvements to the software or revisions, additions or improvements which significantly improve the functionality of the software within a reasonable period of time. (With respect to such Exhibit A, Borrower shall provide information to complete such Exhibit on or before April 1, 2000.) Borrower will promptly notify the Lenders upon Borrower's filing of any application or registration of any Intellectual Property rights with the United States Patent and Trademark Office and Borrower will execute and deliver, on or before April 1, 2000, any and all instruments and documents as the Lenders may require to evidence or perfect the Lenders' security interest in such application or registration.

       Borrower will: (i) protect, defend and maintain the validity and enforceability of the Intellectual Property; (ii) promptly advise the Lenders in writing of material infringements of the Intellectual Property; and (iii) not allow any Intellectual Property to be abandoned, forfeited or dedicated to the public without the Lenders' written consent.

6.9    Further Assurances.  Borrower will execute any further instruments and
       ------------------
take further action as Lenders request to perfect or continue Lenders' security interest in the Collateral or to effect the purposes of this Agreement. All statements Borrower supplies to any of the Lenders shall satisfy the requirements of Section 5.11. There will be no material breach of the representations and warranties contained herein.

7      NEGATIVE COVENANTS
       ------------------

       Borrower will not do any of the following without Lenders' written consent, which will not be unreasonably withheld:

7.1    Dispositions.  Convey, sell, lease, transfer or otherwise dispose of
       ------------
(collectively a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than a Transfer (i) of Inventory in the ordinary course of business; (ii) of exclusive or non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) of worn-out or obsolete Equipment or (iv) other Transfers which in the aggregate do not exceed $50,000 in any fiscal year.

7.2    Changes in Business, Ownership, Management or Business Locations.  Engage
       ----------------------------------------------------------------
in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or have a material change in its ownership. Borrower will not, without at least 30 days prior written notice to Lenders, relocate its principal executive office or add any material offices or business locations engaged in the development of the Company's business products.

7.3    Mergers or Acquisitions.  Merge or consolidate, or permit any of its
       -----------------------
Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4    Indebtedness.  Create, incur, assume, or be liable for any Indebtedness,
       ------------
or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5    Encumbrance.  Create, incur, or allow any Lien on any of its property, or
       -----------
assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit Lenders' first priority security interest in the Collateral to change.

7.6  Investments; Distributions.  (i) Directly or indirectly acquire or own
     --------------------------
any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so; or (ii) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock.

7.7  Transactions with Affiliates.  Directly or indirectly enter or permit any
     ----------------------------
material transaction with any Affiliate, except transactions that are in the ordinary course of Borrower's business, on terms less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person. This Section shall not prohibit transactions that would constitute Permitted Indebtedness under this Agreement.

7.8  Subordinated Debt.  Make or permit any payment on any Subordinated Debt,
     -----------------
except under the terms of the Subordinated Debt, amend any material provision, or agree to any amendment that would reasonably be expected to adversely affect Lenders' rights, in any document relating to the Subordinated Debt, without Lenders' prior written consent.

7.9  Compliance.  Undertake as one of its important activities extending
     ----------
credit to purchase or carry margin stock, or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change, or permit any of its Subsidiaries to do so; or allow to exist an actual or threatened conflict with, any laws, statutes, ordinances, standards, rules or regulations relating to Borrower, or Borrower's present or future operations.

8    EVENTS OF DEFAULT
     -----------------

     Any one of the following is an Event of Default:

8.1  Payment Default.  Borrower fails to pay any of the Obligations within 3
     ---------------
days after their due date or fails to pay the Facility Fee set forth in Section
2.3 on or before January 7, 2000. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

8.2  Covenant Default.  Borrower does not perform any obligation in Article 6
     ----------------
or violates any covenant in Article 7 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and a Lender relating to the Obligations and as to any default under a term, condition or covenant that can be cured, has not cured the default within 20 days after it occurs, or if the default cannot be cured within 20 days or cannot be cured after Borrower's attempts in the 20 day period, and the default may be cured within a reasonable time, then Borrower has an additional time (of not more than 5 days) to attempt to cure the default. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

8.3  Material Adverse Change.
     -----------------------
(i) A material impairment in the perfection or priority of Lenders' security interest in the Collateral or in the value of such Collateral which is not covered by adequate insurance occurs; (ii) Borrower is not able to satisfy its obligations to any Person when due; or (iii) a material adverse change in the business, assets, properties, affairs, actual or anticipated results of operations, condition (financial or otherwise) or cash flows of Borrower occurs;

8.4  Attachment.  (i) Any material portion of Borrower's assets is attached,
     ----------
seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days; (ii) Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business; (iii) a judgment or other claim becomes a Lien on a material portion of Borrower's assets; or

(iv) a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

8.5  Insolvency.  (i) Borrower becomes insolvent; (ii) Borrower begins an
     ----------
Insolvency Proceeding; or (iii) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 30 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

8.6  Other Agreements.  There is a default in any agreement between Borrower
     ----------------
and a third party that gives the third party the right to accelerate any Indebtedness exceeding $50,000 or that could cause a Material Adverse Change;

8.7  Judgments.  A money judgment(s) in the aggregate of at least $50,000 is
     ---------
rendered against Borrower and is unsatisfied and unstayed for 10 days (but no Credit Extensions will be made before the judgment is stayed or satisfied); and

8.8  Misrepresentations.  If Borrower or any Person acting for Borrower makes
     ------------------
any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any communication delivered to any of the Lenders or to induce any of the Lenders to enter this Agreement or any Loan Document.

9    LENDERS' RIGHTS AND REMEDIES
     ----------------------------

9.1  Rights and Remedies.  When an Event of Default occurs and continues,
     -------------------
Lenders shall have all rights and remedies under applicable law and the Loan Documents, provided, however, that remedial actions hereunder shall be taken only by the Collateral Agent and only at the election of the Requisite Lenders. Such remedies shall include, without limitation, all of the following, all of which may be taken without notice or demand:

     (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Lenders);

     (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement or arrangement;

     (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that the Collateral Agent considers advisable;

     (d) Make any payments and do any acts Lenders consider necessary or reasonable to protect their security interest in the Collateral. Borrower will assemble the Collateral if the Collateral Agent requests and make it available as the Collateral Agent designates. The Collateral Agent may enter premises where the Collateral is located, take and maintain possession and use of any part of the Collateral, including the Intellectual Property, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants the Collateral Agent a license to enter and occupy any of its premises, without charge, to exercise any of the Lenders' rights or remedies;

     (e) Apply to the Obligations any (i) balances and deposits of Borrower any of the Lenders holds, or (ii) any amount held by any of the Lenders owing to or for the credit or the account of Borrower; and exercise any other right of set-off available under applicable law;

     (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral in accordance with the law; and

     (g)  Dispose of the Collateral according to the Code.

9.2  Power of Attorney.  When an Event of Default occurs and continues,
     -----------------
Borrower irrevocably appoints the Collateral Agent as its lawful attorney to:
(i) endorse Borrower's name on any checks or other forms of payment or security;
(ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms the Collateral Agent determines reasonable; and (v) transfer the Collateral into the name of the Collateral Agent for the benefit of the Lenders or a third party as the Code permits. The Collateral Agent may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. The Collateral Agent's appointment as Borrower's attorney in fact, and all of the Lenders' rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Lenders' obligation to provide Credit Extensions terminates.

9.3  Accounts Collection.  When an Event of Default occurs and continues, the
     -------------------
Collateral Agent may notify any Person owing Borrower money of Lenders' security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Lenders and, if requested by the Collateral Agent, immediately deliver the payments to the Collateral Agent in the form received from the account debtor, with proper endorsements for deposit.

9.4  Lender Expenses.  If Borrower fails to pay any amount or furnish any
     ---------------
required proof of payment to third persons, the Collateral Agent may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Lenders deems prudent. Any amounts paid by the Collateral Agent are Lender Expenses and immediately due and payable, bearing interest at the then applicable rate under this Agreement and secured by the Collateral. No payments by the Collateral Agent or any of the Lenders are deemed an agreement to make similar payments in the future or a waiver of any Event of Default.

9.5  Lenders' Liability for Collateral.  If the Collateral Agent or Lenders,
     ---------------------------------
as the case may be, comply with the law, neither the Collateral Agent nor the Lenders will be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6  Remedies Cumulative.  The Lenders' rights and remedies under this
     -------------------
Agreement, the Loan Documents, and all other agreements are cumulative. The Lenders have all rights and remedies provided under the Code, by law, or in equity. The Lenders' exercise of one right or remedy is not an election, and the Lenders' waiver of any Event of Default is not a continuing waiver. The Lenders' delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by the Collateral Agent, and approved by the Requisite Lenders, and then is only effective for the specific instance and purpose for which it was given.

9.7  Waivers.  Borrower waives demand, notice of default or dishonor, notice
     -------
of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guaranties held by any of the Lenders on which Borrower is liable. Borrower also waives any damages (direct, consequential or otherwise) occasioned by the enforcement of the Lenders' rights under this Agreement or any other Loan Document (other than damages that are the result of acts or omissions constituting gross negligence or willful misconduct of Lenders).

10   SERVICING AGENT AND COLLATERAL AGENT
     ------------------------------------

10.1 Appointment and Authorization.  Each Lender hereby irrevocably (subject
     -----------------------------
to Section 10.9) appoints, designates and authorizes the Servicing Agent and the Collateral Agent (for purposes of this

Article 10, the Servicing Agent and the Collateral Agent are collectively referred to as the "Agents"; the term "Agents" shall refer to each Agent severally, unless the context clearly requires otherwise) to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agents shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agents have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agents.

10.2 Delegation of Duties.  The Agents may execute any of their duties under
     --------------------
this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither Agent shall be responsible for the negligence or misconduct of any agent or attorney-in-fact that such Agent selects with reasonable care.

10.3 Liability of Agents.  No Agent-Related Person shall (i) be liable for any
     -------------------
action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or any subsidiary or affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by an Agent under or in connection with, this Agreement or any other Loan Document, or for the value of or title to any Collateral, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Subsidiaries or affiliates.

10.4 Reliance by the Agents.
     ----------------------

     (a) An Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by such Agent to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by such Agent. An Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless such Agent shall first receive such advice or concurrence of the Requisite Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. An Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Requisite Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

     (b) For purposes of determining compliance with the conditions specified in Sections 3.1 and 3.2, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Servicing Agent or the Collateral Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

10.5 Notice of Default. The Servicing Agent shall not be deemed to have
     -----------------
knowledge or notice of the occurrence of any Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Servicing Agent for the account of the Lenders, unless the Servicing Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Event of Default and stating that such notice is a "notice of default." The Servicing Agent will notify the Collateral Agent and the Lenders of its receipt of any such notice. The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default unless the Collateral Agent has received written notice from the Servicing Agent referring to this Agreement, certifying that the Servicing Agent has received a notice of default, and describing the Event of Default. The Collateral Agent shall take such action with respect to such Event of Default as may be requested by the Requisite Lenders in accordance with Article 9 of this Agreement; provided, however, that
                                                        --------  -------
unless and until the Collateral Agent has received any such request, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interests of the Lenders.

10.6 Credit Decision.  Each Lender acknowledges that none of the Agent-Related
     ---------------
Persons has made any representation or warranty to it, and that no act by the Agents hereinafter taken, including any review of the affairs of the Borrower and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries, the value of and title to any Collateral, and all applicable bank and other regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agents, the Agents shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of any of the Agent-Related Persons.

10.7 Indemnification of the Agents.  Whether or not the transactions
     -----------------------------
contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata, from and against any and all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents and any other losses relating to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding (including any proceeding in bankruptcy or appellate proceeding) related to this Agreement or the Loans or the use of the proceeds thereof, whether or not any indemnified person is a party thereto; provided, however, that no Lender shall be liable for the payment
               --------  -------
to the Agent-Related Persons of any portion of such Claims resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse an Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including reasonable attorneys' fees and costs) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agents.

10.8 Agent in Individual Capacity.  An Agent and its affiliates may generally
     ----------------------------
engage in any kind of financial advisory, underwriting or any other type of business with the Borrower and its Subsidiaries and

Affiliates as though such Agent were not an Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, the Agents or their affiliates may receive information regarding the Borrower or its affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Subsidiary) and acknowledge that the Agents shall be under no obligation to provide such information to them. With respect to its loans, an Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" include Transamerica Business Credit Corporation and Silicon Valley Bank in their individual capacities.

10.9  Successor Agents.  An Agent may, and at the request of the Requisite
      ----------------
Lenders shall, resign as Agent upon 30 days' notice to the Lenders or from the Requisite Lenders, as the case may be. If an Agent resigns under this Agreement, the Requisite Lenders shall appoint from among the Lenders a successor agent for the Lenders which successor agent's appointment shall, if no Event of Default then exists, be subject to Borrower's approval. If no successor agent is appointed prior to the effective date of the resignation of the retiring Agent, the retiring Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article 10 and any other applicable sections hereunder shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement. If no successor agent has accepted appointment as successor to the retiring Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Requisite Lenders appoint a successor agent as provided for above.

10.10 Collateral Matters.
      ------------------

      (a) The Collateral Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to such documents.

      (b) The Lenders irrevocably authorize the Collateral Agent, at its option and in its discretion, to release any lien granted to or held by the Collateral Agent upon any Collateral (i) upon termination of this Agreement and payment in full of all Loans and all other Obligations known to the Collateral Agent and payable under this Agreement or any other Loan Document; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii) constituting property in which the Borrower or any Subsidiary owned no interest at the time the Lien was granted or at any time thereafter; (iv) constituting property leased to the Borrower or any Subsidiary under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by the Borrower or such Subsidiary to be, renewed or extended;
(v) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; or (vi) if approved, authorized or ratified in writing by the Requisite Lenders or all the Lenders, as the case may be, as provided in this Agreement. Upon request by the Collateral Agent at any time, the Lenders will confirm in writing the Collateral Agent's authority to release particular types or items of Collateral pursuant to this subsection (b).

      (c) Each Lender agrees (which agreement shall not be for the benefit of the Borrower or any Subsidiary) that the Borrower's obligation to such Lender under this Agreement and the other Loan Documents is not and shall not be secured by any real property collateral now or hereafter acquired by such Lender.

11    NOTICES
      -------

     All notices or demands by any party to this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile at the addresses listed below:

     Borrower:                           Lenders:

                                         Transamerica Business Credit
                                         Corporation
                                         76 Batterson Park Road
                                         Farmington, CT 06032
                                         Attn: Robert D. Pomeroy, Jr.
                                         Fax:  (860) 677-6473

     Clarus Corporation                  Silicon Valley Bank
     3970 Johns Creek Court              3343 Peachtree Rd., NE
     Suwanee, GA 30024                   East Tower, Suite 312
     Attn: Stephen P. Jeffery            Atlanta, GA 30326
     Fax:  (770) 291-8573                Attn: Thomas Savini
                                         Fax:  (404) 261-2202

                                         Sand Hill Capital II, L.P.
                                         3000 Sand Hill Road
                                         Building 2, Suite 110
                                         Menlo Park, CA 94025
                                         Attn: Robert Johnson
                                         Fax:  (650) 234-0414

     A Party may change its notice address by giving each other Party written notice.

12   CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER
     ------------------------------------------

     Georgia law governs the Loan Documents without regard to principles of conflicts of law. Borrower submits to the jurisdiction of the State and Federal courts in Fulton County, Georgia; provided, however, that Lenders may elect to bring suit in a jurisdiction in which a Lender is located, and Borrower submits to such jurisdiction.

BORROWER AND THE LENDERS EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

13   GENERAL PROVISIONS
     ------------------

13.1 Successors and Assigns.  This Agreement binds and is for the benefit of
     ----------------------
the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or Obligations under it without the Lenders prior written consent which may be granted or withheld in the Lenders' discretion. Each of the Lenders has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, such Lender's obligations, rights and benefits under this Agreement, the Loan Documents or any related agreement.

13.2 Indemnification; Limitation of Liability.  Borrower will indemnify,
     ----------------------------------------
defend and hold harmless Lenders and their officers, employees and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Lender Expenses incurred, or paid by any of the Lenders from, following, or consequential to transactions between Lenders and Borrower (including reasonable attorneys' fees and expenses), except for losses caused by Lenders' gross negligence or willful misconduct. The Agents and the Lenders shall have no liability to the Borrower (whether sounding in tort, contract, or otherwise) for losses suffered by the Borrower in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection therewith, unless it is determined by a final and nonappealable judgment or court order binding on the Agents or Lender that the losses were the result of acts or omissions constituting gross negligence or willful misconduct of the Agents or Lenders. The Borrower hereby waives all future claims against the Agents and the Lenders for special, indirect, consequential or punitive damages.

13.3 Time of Essence.  Time is of the essence for the performance of all
     ---------------
Obligations in this Agreement.

13.4 Severability of Provision.  Each provision of this Agreement is severable
     -------------------------
from every other provision in determining the enforceability of any provision.

13.5 Amendments in Writing, Integration.  Any provision of this Agreement or
     ----------------------------------
any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and signed by Borrower, the Agents and Lenders and then any such amendment or waiver shall be effective only to the extent set forth therein. None of the provisions of this Agreement or any other agreement now or in the future executed by Borrower and delivered to the Agents or any of the Lenders shall be deemed to have been waived by any act or knowledge of the Agents or any of the Lenders or their agents or employees, but only by a specific written waiver signed by an authorized officer of the Agents and Lenders and delivered to Borrower. This Agreement and the Loan Documents represent the entire agreement about this subject matter, and supersede prior or contemporaneous negotiations or agreements. All prior or contemporaneous agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

13.6 Counterparts.  This Agreement may be executed in any number of
     ------------
counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, are one Agreement.

13.7 Survival.  All covenants, representations and warranties made in this
     --------
Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 13.2 to indemnify the Lenders will survive until all statutes of limitations for actions that may be brought against the Lenders have run.

13.8 Confidentiality.  In handling any confidential information, each of the
     ---------------
Lenders will exercise the same degree of care that such Lender exercises for its own proprietary information, but disclosure of information may be made: (i) to such Lender's subsidiaries or affiliates in connection with their present or prospective business relations with Borrower; (ii) to prospective transferees or purchasers of any interest in the Loans; (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with such Lender's examination or audit; and (v) as such Lender considers appropriate in exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in any of the Lenders' possession when disclosed to any of the Lenders, or becomes part of the public domain after disclosure to the Lenders; or (b) is disclosed to any of the Lenders by a third party, if such Lender does not know that the third party is prohibited from disclosing the information.

13.9 Attorneys' Fees, Costs and Expenses.  In any action or proceeding
     -----------------------------------
between Borrower and any of the Lenders arising out of the Loan Documents, the prevailing party(ies) will be entitled to recover its reasonable attorneys' fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled, whether or not a lawsuit is filed.

14   DEFINITIONS
     -----------

14.1 Definitions.
     -----------

     "Accounts" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

     "Affiliate" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

     "Agent-Related Persons" are Transamerica Business Credit Corporation and Silicon Valley Bank and any successor agent or agents arising under Section 10.9, together with their respective affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and affiliates.

     "Borrower's Books" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

     "Bridge Loan Advance" is defined in Section 2.1.1.

     "Bridge Loan Maturity Date" is the earlier of (i) the date on which Borrower completes a secondary offering of equity securities with proceeds to Borrower of at least $50,000,000.00 or (ii) April 30, 2000.

     "Business Day" is any day that is not a Saturday, Sunday or a day on which banks in Chicago, Illinois are required or permitted by law to be closed.

     "Closing Date" is the date of this Agreement.

     "Code" is the Georgia Uniform Commercial Code.

     "Collateral" is the property described on Exhibit A.
                                               ---------

     "Collateral Agent" is Silicon Valley Bank, and any entity that becomes a successor collateral agent pursuant to the terms of this Agreement.

     "Committed Bridge Loan" is a Credit Extension of $7,000,000.00.

     "Contingent Obligation" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

     "Copyrights" are all copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held.

     "Credit Extension" is each Advance, Bridge Loan Advance or any other extension of credit by Lenders for Borrower's benefit.

     "Default" shall mean any event that, with notice, lapse of time, failure to cure or any of the preceding, would constitute an Event of Default.

     "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

     "Event of Default" is defined in Article 8.

     "GAAP" is generally accepted accounting principles.

     "Guarantor" is Clarus International, Inc., Clarus CSA, Inc. and any Person who subsequently becomes a guarantor of the Obligations.

     "Indebtedness" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

     "Insolvency Proceeding" is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

     "Intellectual Property" is:

     (a) Copyrights, Trademarks, and Patents, including amendments, renewals, extensions, and all licenses or other rights to use and all license fees and royalties from the use;

     (b) Any trade secrets and any Intellectual Property Rights in computer software and computer software products now or later existing, created, acquired or held;

     (c) All design rights which may be available to Borrower now or later created, acquired or held;

     (d) Any claims for damages (past, present or future) for infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights above;

     All proceeds and products of the foregoing, including all insurance, indemnity or warranty payments.

     "Inventory" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

     "Investment" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

     "Lender Expenses" are all reasonable costs or expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

     "Lenders" are Transamerica Business Credit Corporation, Silicon Valley Bank, and Sand Hill Capital II, L.P. and any successors or assignees of such parties.

     "Lien" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance of any nature or kind.

     "Loan Account" is defined in Section 2.5.

     "Loan Documents" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement between Borrower and/or for the benefit of the Lenders in connection with this Agreement, all as amended, extended or restated.

     "Material Adverse Change" is defined in Section 8.3.

     "Obligations" are debts, principal, interest, Lender Expenses and other amounts Borrower owes the Lenders now or later, including letters of credit and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to either Agent or any of the Lenders.

     "Patents" are patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

     "Permitted Indebtedness" is:

     (a) Borrower's indebtedness to the Lenders under this Agreement or the Loan Documents;

     (b)  Indebtedness existing on the Closing Date and shown on the Schedule;

     (c)  Subordinated Debt;

     (d) Indebtedness to trade creditors incurred in the ordinary course of business;

     (e)  Indebtedness secured by Permitted Liens; and

     (f) Indebtedness of Borrower to any Subsidiary and Contingent Obligations of any Subsidiary with respect to obligations of Borrower (provided that the primary obligations are not prohibited hereby), and Indebtedness of any Subsidiary in whose assets Lenders have a first priority security interest to any other Subsidiary or to Borrower and Contingent Obligations of any Subsidiary with respect to obligations of any other Subsidiary (provided that the primary obligations are not prohibited hereby.

     "Permitted Investments" are:

     (a)  Investments shown on the Schedule and existing on the Closing Date;
and

     (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 3 months from its acquisition, (ii) commercial paper maturing no more than 3 months after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) any of the Lenders' certificates of deposit issued maturing no more than 3 months after issue;

     (c) Investments in Subsidiaries not exceeding, in the aggregate, $1,000,000.00.

     "Permitted Liens" are:

     (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

     (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over
                                                   --
any of the Lenders' security interests;

     (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or
(ii) existing on equipment when acquired, if the Lien is confined to the
                                          --
property and improvements and the proceeds of the equipment;

     (d) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business, if the leases, subleases, licenses and
                                        --
sublicenses permit granting the Lenders a security interest;

     (e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension,
                                                            ---
renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

     "Person" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

     "Prime Rate" is the most recently announced "prime rate" or equivalent rate of Citibank, N.A., even such rate is not Citibank, N.A.'s lowest rate.

     "Requisite Lenders" are (a) Lenders committed to lend to Borrower, collectively, more than 50 percent of the Committed Bridge Loan or (b) if the Lenders are no longer obligated to make Credit Extensions under the Committed Bridge Loan, Lenders which collectively are owed more than 50 percent of the Obligations outstanding; provided, however, that in the following circumstances "Requisite Lenders" shall mean all Lenders: (a) an action to reduce the scheduled amount or extend the final scheduled maturity for any portion of the principal of the Obligations, (b) an action to reduce the rate, or extend the time for payment of interest or fees payable on any Obligations, (c) an action to release all or substantially all of the Collateral, (d) an action to extend the term of the Committed Bridge Loan, or (e) an action to increase the amount of the Committed Bridge Loan.

     "Responsible Officer" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

     "Schedule" is any attached schedule of exceptions.

     "Servicing Agent" is defined in the introductory paragraph of this Agreement.

     "Subordinated Debt" is debt incurred by Borrower subordinated to Borrower's debt to the Lenders (and identified as subordinated by Borrower and the Lenders).

     "Subsidiary" is for any Person, a joint venture, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

     "Trademarks" are trademark and service mark rights, registered or not, applications to register and registrations and like protections, and the entire goodwill of the business of the assignor connected with the trademarks.

     "Transfer" is defined in Section 7.1.

BORROWER:
CLARUS CORPORATION

By: /s/ Arthur G. Walsh, Jr.
   ---------------------------
Name: Arthur G. Walsh, Jr.
Title: Chief Financial Officer

TRANSAMERICA BUSINESS CREDIT CORPORATION, as Servicing Agent and Lender

By: /s/
   ---------------------------

Name:
     -------------------------

Title:
      ------------------------


SILICON VALLEY BANK, as Collateral Agent and Lender

By: /s/
   ---------------------------

Name:
     -------------------------

Title:
      ------------------------


SAND HILL CAPITAL, II, L.P., as Lender

By: /s/
   ---------------------------

Name:
     -------------------------

Title:
      ------------------------

                                   EXHIBIT A
                                   ---------


     The Collateral consists of all of Borrower's right, title and interest in and to the following:

     All goods, equipment, inventory, contract rights, general intangibles, accounts, documents, instruments, chattel paper, cash, deposit accounts, fixtures, letters of credit, investment property, and financial assets, whether now owned or hereafter acquired, wherever located; provided, however, any and all fixed assets, the acquisition of which was financed other than by, through or with the Lenders, whether now owned or hereinafter acquired, are not included in the Collateral;

     All intellectual property, including without limitation, any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, now owned or later acquired; any mask works, any patents, trademarks, service marks and applications therefor; any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damages by way of any past, present and future infringement of any of the foregoing; and

     All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

                                   EXHIBIT B
                                   ---------

                  LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

          DEADLINE FOR NEXT DAY PROCESSING IS 4:00 P.M. Chicago Time


TO:  TRANSAMERICA BUSINESS CREDIT CORPORATION       DATE:
                                                         --------------------

FAX#: (781) 431-0755                                TIME:
                                                         --------------------

--------------------------------------------------------------------------------

FROM: CLARUS CORPORATION        CLIENT NAME (BORROWER)

REQUESTED BY:
             -------------------------------------------------------------------
                         AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE:
                     -----------------------------------------------------------

PHONE NUMBER:
             -------------------------------------------------------------------

FROM ACCOUNT #                                   TO ACCOUNT #
              -----------------------                        -------------------

REQUESTED TRANSACTION TYPE          REQUEST DOLLAR AMOUNT
--------------------------          ---------------------

PRINCIPAL INCREASE (ADVANCE)        $
                                     ------------------------------------------
PRINCIPAL PAYMENT (ONLY)            $
                                     ------------------------------------------
INTEREST PAYMENT (ONLY)             $
                                     ------------------------------------------
PRINCIPAL AND INTEREST (PAYMENT)    $
                                     ------------------------------------------

OTHER INSTRUCTIONS:
                   ------------------------------------------------------------

-------------------------------------------------------------------------------

All Borrower's representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone request for and Advance confirmed by this Borrowing Certificate; but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SERVICING AGENT USE ONLY

TELEPHONE REQUEST:
-----------------

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

---------------------------------               -------------------------------
      Authorized Requester                                   Phone #

---------------------------------               -------------------------------
  Received By (Servicing Agent)                              Phone #


                   ----------------------------------------
                    Authorized Signature (Servicing Agent)

--------------------------------------------------------------------------------

                                   EXHIBIT C
                            COMPLIANCE CERTIFICATE

TO:       TRANSAMERICA BUSINESS CREDIT CORPORATION

FROM:     CLARUS CORPORATION

     The undersigned authorized officer of Clarus Corporation ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement (the "Agreement") between Borrower and Transamerica Business Credit Corporation and certain other lenders, (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and
(ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant                              Required                        Complies
------------------                              --------                        --------
Monthly financial statements and Comp. Cert.    Monthly within 30 days          Yes       No
Annual (CPA Audited) and Comp. Cert.            FYE within 90 days              Yes       No
10-Q, 10-K and 8-K                              Within 5 days after filing
                                                  with SEC (if applicable)      Yes       No


                                                --------------------------------
Comments Regarding Exceptions: See Attached.         SERVICING AGENT USE ONLY

                                                Received by:
                                                            --------------------
Sincerely,                                                   AUTHORIZED SIGNER


                                                Date:
--------------------------------                     ---------------------------
SIGNATURE


                                                Verified:
--------------------------------                         -----------------------
TITLE                                                        AUTHORIZED SIGNER


                                                Date:
--------------------------------                     ---------------------------
DATE

                                                Compliance Status:     Yes    No
                                                --------------------------------